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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT: OCTOBER 18, 2001
                        (Date of earliest event reported)


                                IXYS CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                       000-26124              94-2712976
(State or other jurisdiction of     (Commission File No.)     (IRS Employer
        incorporation)                                      Identification No.)


                               3540 Bassett Street
                                   Santa Clara
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (408) 982-0700

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

                                 --------------


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Item 5.  Other Events

     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and developments may differ materially from those described or incorporated by reference in this Report. For more information about Registrant and risks arising when investing in Registrant, investors are directed to Registrant's most recent Report on Form 10-K as filed with the Securities and Exchange Commission.

     On October 18, 2001, Registrant announced financial results for the three-month period and the six-month period ended September 30, 2001. A copy of the press release of Registrant is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

(c)  Exhibits

     Exhibit
     Number       Description
     -------      -----------
      99.1        Press Release, dated October 18, 2001.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      IXYS CORPORATION

                                      By: /s/ Arnold P. Agbayani
                                      ------------------------------------------
                                      Arnold P. Agbayani, Senior Vice President
                                      of Finance and Administration and Chief
                                      Financial Officer (Principal Financial
                                      Officer)


Date: October 25, 2001